Templeton Emerging Markets Income Fund
Statement of Investments, September 30, 2019 (unaudited)
		Shares/Warrants		Value
	Common Stocks and Other Equity Interests 0.1%
	Mexico 0.0%
[a,b]	Corporacion GEO SAB de CV, B	221,287		$ —
[a,b]	Corporacion GEO SAB de CV, wts., 12/30/27	346,196		—
				—
	South Africa 0.1%
[a,b,c]	K2016470219 South Africa Ltd., A	93,760,463		61,913
[a,b,c]	K2016470219 South Africa Ltd., B	161,018,517		106,325
[a]	Platinum Group Metals Ltd.	260,859		383,463
[a,d]	Platinum Group Metals Ltd., 144A	48,837		71,911
				623,612
	United Republic of Tanzania 0.0%†
[a,b]	Swala (PAEM) Ltd., wts., 1/15/23	662,500		98,885
	Total Common Stocks and Other Equity Interests (Cost $9,601,979)			722,497
		Principal Amount*
	Convertible Bonds (Cost $4,000,000) 0.6%
	South Africa 0.6%
	Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22	4,000,000		3,060,000
	Foreign Government and Agency Securities 55.8%
	Argentina 6.9%
	Argentina Treasury Bill,
	Strip, 3/30/20	107,758,300	ARS	1,456,508
	Strip, 4/28/20	100,238,000	ARS	1,354,876
	Strip, 5/28/20	463,000	ARS	3,976
	Strip, 7/29/20	1,854,000	ARS	17,542
	Strip, 10/29/20	11,799,000	ARS	89,121
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21	216,238,000	ARS	1,042,639
	16.00%, 10/17/23	96,102,000	ARS	511,302
	senior note, 15.50%, 10/17/26	354,647,000	ARS	1,880,365
	Government of Argentina,
	[e] FRN, 67.42%, (ARPP7DRR), 6/21/20	16,421,000	ARS	123,271
	[f] Index Linked, 4.00%, 3/06/20	3,174,000	ARS	34,054
	senior bond, 7.125%, 7/06/36	15,000,000		6,478,200
	senior note, 4.50%, 2/13/20	8,314,000		2,724,664
	senior note, 7.50%, 4/22/26	15,000,000		6,624,075
	senior note, 6.875%, 1/26/27	25,000,000		10,583,250
				32,923,843
	Brazil 11.3%
	Letra Tesouro Nacional,
	Strip, 7/01/20	39,030[g]	BRL	9,067,398
	Strip, 4/01/21	1,220[g]	BRL	272,466
	Strip, 7/01/21	24,410[g]	BRL	5,370,780
Quarterly Statement of Investments  |  See Notes to Statement of Investments.  |  1

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Brazil (continued)
	Nota do Tesouro Nacional,
	10.00%, 1/01/21	15,035[g]	BRL	$3,825,984
	10.00%, 1/01/23	411[g]	BRL	109,974
	10.00%, 1/01/25	13,416[g]	BRL	3,698,827
	10.00%, 1/01/27	102,927[g]	BRL	29,042,547
	10.00%, 1/01/29	8,440[g]	BRL	2,421,613
				53,809,589
	Colombia 2.8%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	2,433,000,000	COP	728,278
	senior bond, 4.375%, 3/21/23	164,000,000	COP	46,291
	senior bond, 9.85%, 6/28/27	262,000,000	COP	95,763
	Titulos de Tesoreria,
	B, 7.75%, 9/18/30	10,016,000,000	COP	3,277,793
	senior bond, B, 11.00%, 7/24/20	1,655,000,000	COP	500,528
	senior bond, B, 7.00%, 5/04/22	2,445,000,000	COP	740,111
	senior bond, B, 10.00%, 7/24/24	4,932,000,000	COP	1,708,867
	senior bond, B, 7.50%, 8/26/26	16,738,000,000	COP	5,344,808
	senior bond, B, 6.00%, 4/28/28	3,627,000,000	COP	1,055,222
				13,497,661
	Croatia 1.7%
[d]	Government of Croatia, 144A, 6.75%, 11/05/19	7,920,000		7,957,818
	Dominican Republic 3.3%
[h]	Government of the Dominican Republic, senior bond, Reg S, 6.85%, 1/27/45	14,000,000		15,649,130
	El Salvador 0.6%
[d]	Government of El Salvador, 144A, 7.65%, 6/15/35	2,650,000		2,853,679
	Ethiopia 2.2%
[d]	Government of Ethiopia, 144A, 6.625%, 12/11/24	10,000,000		10,426,750
	Ghana 1.9%
	Ghana Treasury Note,
	17.24%, 11/11/19	50,000	GHS	9,193
	16.50%, 2/17/20	1,950,000	GHS	357,424
	16.50%, 3/16/20	490,000	GHS	89,790
	Government of Ghana,
	21.00%, 3/23/20	481,000	GHS	89,879
	24.75%, 3/01/21	350,000	GHS	69,379
	16.25%, 5/17/21	8,220,000	GHS	1,463,992
	24.50%, 6/21/21	5,670,000	GHS	1,126,922
	24.75%, 7/19/21	7,080,000	GHS	1,410,926
	19.50%, 10/18/21	5,917,000	GHS	1,097,133
	18.75%, 1/24/22	540,000	GHS	98,542
	16.50%, 2/06/23	6,750,000	GHS	1,162,143
	19.75%, 3/25/24	360,000	GHS	66,525
	19.00%, 11/02/26	2,930,000	GHS	518,706
	senior note, 21.50%, 3/09/20	60,000	GHS	11,197
	senior note, 18.25%, 9/21/20	2,210,000	GHS	408,303
  |  2

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Ghana (continued)
	Government of Ghana, (continued)
	senior note, 16.50%, 3/22/21	170,000	GHS	$30,592
	senior note, 18.25%, 7/25/22	3,470,000	GHS	625,762
	senior note, 16.25%, 4/07/25	1,660,000	GHS	271,687
				8,908,095
	India 1.3%
	Government of India,
	senior bond, 7.80%, 5/03/20	68,300,000	INR	979,906
	senior bond, 8.35%, 5/14/22	20,200,000	INR	301,349
	senior note, 8.12%, 12/10/20	51,300,000	INR	746,208
	senior note, 7.80%, 4/11/21	91,600,000	INR	1,332,003
	senior note, 7.16%, 5/20/23	12,700,000	INR	184,462
	senior note, 8.83%, 11/25/23	171,200,000	INR	2,635,188
				6,179,116
	Indonesia 6.0%
	Government of Indonesia,
	senior bond, FR31, 11.00%, 11/15/20	134,139,000,000	IDR	9,967,588
	senior bond, FR39, 11.75%, 8/15/23	1,780,000,000	IDR	147,096
	senior bond, FR40, 11.00%, 9/15/25	58,140,000,000	IDR	4,895,719
	senior bond, FR42, 10.25%, 7/15/27	2,368,000,000	IDR	195,512
	senior bond, FR44, 10.00%, 9/15/24	1,066,000,000	IDR	85,055
	senior bond, FR46, 9.50%, 7/15/23	80,000,000,000	IDR	6,173,440
	senior bond, FR53, 8.25%, 7/15/21	6,465,000,000	IDR	470,449
	senior bond, FR56, 8.375%, 9/15/26	70,379,000,000	IDR	5,325,896
	senior bond, FR61, 7.00%, 5/15/22	5,185,000,000	IDR	371,059
	senior bond, FR63, 5.625%, 5/15/23	3,071,000,000	IDR	210,524
	senior bond, FR70, 8.375%, 3/15/24	8,448,000,000	IDR	632,216
				28,474,554
	Kenya 8.6%
	Government of Kenya,
	[d] senior note, 144A, 6.875%, 6/24/24	30,813,000		32,564,103
	[h] senior note, Reg S, 6.875%, 6/24/24	7,700,000		8,137,591
				40,701,694
	Mexico 0.4%
	Government of Mexico,
	senior bond, M, 6.50%, 6/09/22	60,900[i]	MXN	307,254
	senior note, M, 5.00%, 12/11/19	263,200[i]	MXN	1,327,244
	senior note, M, 7.25%, 12/09/21	58,300[i]	MXN	298,905
				1,933,403
	Senegal 6.1%
[d]	Government of Senegal, 144A, 6.25%, 7/30/24	26,680,000		29,003,828
	Serbia 1.3%
[d]	Government of Serbia, senior note, 144A, 7.25%, 9/28/21	5,671,000		6,204,358
  |  3

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
			Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Thailand 1.4%
	Bank of Thailand Bond, senior note, 1.95%, 11/26/20		201,000,000	THB	$6,610,732
	Total Foreign Government and Agency Securities (Cost $334,758,638)				265,134,250
	Quasi-Sovereign and Corporate Bonds 5.3%
	Bermuda 0.1%
[d,j]	Digicel Group Two Ltd., senior note, 144A, PIK, 9.125%, 4/01/24		3,314,116		347,982
	Costa Rica 2.9%
[b,c]	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33		13,360,320		13,525,603
	South Africa 0.0%†
[b,d,j]	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22		7,430,880		9,220
	senior secured note, 144A, PIK, 8.00%, 12/31/22		2,280,924	EUR	6,093
[b,d,j]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22		30,468,855		143,383
					158,696
	United Republic of Tanzania 2.3%
[b,c]	Swala (PAEM) Ltd., senior note, 144A, 14.50% to 1/15/21, 16.00% to 7/15/21, 17.50% to 1/15/22, 19.00% to 7/15/22, 20.50% thereafter, 1/15/23		12,500,000		10,945,113
	Total Quasi-Sovereign and Corporate Bonds (Cost $60,722,009)				24,977,394
		Number of Contracts	Notional Amount*
	Options Purchased (Cost $62) 0.0%†
	Puts - Over-the-Counter
	Currency Options 0.0%†
	AUD/USD, Counterparty MSCO, November Strike Price $0.67, Expires 11/14/19	1	7,000	AUD	41
	Total Investments before Short Term Investments (Cost $409,082,688)				293,894,182
			Principal Amount*
	Short Term Investments 34.6%
	Foreign Government and Agency Securities 5.4%
	Brazil 0.1%
	Letra Tesouro Nacional, Strip, 1/01/20 - 4/01/20		3,300[g]	BRL	777,253
	Egypt 3.7%
[k]	Egypt Treasury Bill,
	10/01/19 - 12/10/19		192,175,000	EGP	11,587,636
	12/24/19		98,450,000	EGP	5,832,316
					17,419,952
  |  4

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
			Principal Amount*		Value
	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	Mexico 0.2%
[k]	Mexico Treasury Bill, 1/02/20 - 6/18/20		1,625,670[l]	MXN	$795,249
	Thailand 1.4%
	Bank of Thailand Bond, senior note, 1.77%, 3/27/20		201,000,000	THB	6,580,188
	Total Foreign Government and Agency Securities (Cost $25,356,468)				25,572,642
	U.S. Government and Agency Securities (Cost $49,966,811) 10.5%
	United States 10.5%
[k]	U.S. Treasury Bill, 10/10/19		50,000,000		49,977,823
	Total Investments before Money Market Funds (Cost $484,405,967)				369,444,647
			Shares

	Money Market Funds (Cost $88,748,349) 18.7%
	United States 18.7%
[m,n]	Institutional Fiduciary Trust Money Market Portfolio, 1.71%		88,748,349		88,748,349
	Total Investments (Cost $573,154,316) 96.4%				458,192,996
	Other Assets, less Liabilities 3.6%				17,174,787
	Net Assets 100.0%				$475,367,783
		Number of Contracts	Notional Amount*
	Options Written (Premiums received $52) 0.0%†
	Calls - Over-the-Counter
	Currency Options 0.0%†
	AUD/USD, Counterparty MSCO, November Strike Price $0.72, Expires 11/14/19	1	7,000	AUD	(—)
  |  5

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Fair valued using significant unobservable inputs. See Note 7 regarding fair value measurements.
[c]See Note 5 regarding restricted securities.
[d]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30, 2019, the aggregate value of these securities was $89,589,125, representing 18.8% of net assets.
[e]The coupon rate shown represents the rate at period end.
[f]Redemption price at maturity and coupon payment are adjusted for inflation.
[g]Principal amount is stated in 1,000 Brazilian Real Units.
[h]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30, 2019, the aggregate value of these securities was $23,786,721, representing 5.0% of net assets.
[i]Principal amount is stated in 100 Mexican Peso Units.
[j]Income may be received in additional securities and/or cash.
[k]The security was issued on a discount basis with no stated coupon rate.
[l]Principal amount is stated in 10 Mexican Peso Units.
[m]See Note 6 regarding investments in affiliated management investment companies.
[n]The rate shown is the annualized seven-day effective yield at period end.
At September 30, 2019, the Fund had the following forward exchange contracts outstanding. See  Note 3.
Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	JPHQ	Buy	3,675,250	2,490,537	10/11/19	$ —	$(8,889)
Australian Dollar	JPHQ	Sell	3,675,250	2,637,690	10/11/19	156,042	—
Australian Dollar	CITI	Buy	3,276,008	2,224,377	10/15/19	—	(11,973)
Australian Dollar	CITI	Sell	3,276,008	2,347,784	10/15/19	135,380	—
Australian Dollar	JPHQ	Buy	3,675,250	2,490,816	10/15/19	—	(8,790)
Australian Dollar	JPHQ	Sell	3,675,250	2,634,291	10/15/19	152,265	—
Euro	DBAB	Sell	3,298,550	3,770,737	10/15/19	171,183	—
Euro	GSCO	Sell	1,220,012	1,394,827	10/15/19	63,485	—
Euro	HSBK	Sell	826,000	948,355	10/16/19	46,905	—
Japanese Yen	HSBK	Buy	730,262,850	6,807,530	10/21/19	—	(42,579)
Japanese Yen	HSBK	Sell	706,667,000	6,670,175	10/21/19	123,809	—
Japanese Yen	JPHQ	Buy	460,087,800	4,285,666	10/21/19	—	(23,541)
Japanese Yen	JPHQ	Sell	460,087,800	4,333,308	10/21/19	71,183	—
Euro	GSCO	Sell	407,725	467,803	10/23/19	22,577	—
Euro	UBSW	Sell	2,688,465	3,088,455	10/23/19	152,713	—
Euro	DBAB	Sell	1,506,000	1,719,250	10/24/19	74,596	—
Euro	UBSW	Sell	907,070	1,041,675	10/24/19	51,093	—
Euro	DBAB	Sell	673,497	766,682	10/25/19	31,117	—
Japanese Yen	CITI	Buy	135,027,415	1,257,659	10/28/19	—	(6,157)
Euro	BOFA	Sell	802,498	908,067	10/29/19	31,322	—
Euro	SCNY	Sell	179,416	203,027	10/29/19	7,012	—
Euro	DBAB	Sell	2,265,071	2,564,060	10/30/19	89,220	—
Euro	BOFA	Sell	802,498	907,409	10/31/19	30,534	—
Euro	CITI	Sell	358,630	406,077	11/04/19	14,106	—
Indian Rupee	HSBK	Sell	32,994,637	453,690	11/06/19	—	(11,167)
Indian Rupee	HSBK	Sell	27,204,181	375,049	11/07/19	—	(8,181)
  |  6

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Australian Dollar	CITI	Buy	3,264,496	2,218,192		11/13/19	$ —	$(11,454)
Australian Dollar	CITI	Sell	3,264,496	2,284,494		11/13/19	77,756	—
Australian Dollar	JPHQ	Buy	3,675,250	2,492,690		11/13/19	—	(8,290)
Australian Dollar	JPHQ	Sell	3,675,250	2,575,523		11/13/19	91,123	—
Indian Rupee	HSBK	Sell	23,285,000	323,673		11/13/19	—	(4,110)
Australian Dollar	CITI	Buy	3,264,496	2,218,290		11/15/19	—	(11,431)
Australian Dollar	CITI	Sell	3,264,496	2,286,779		11/15/19	79,920	—
Indian Rupee	HSBK	Sell	30,308,000	419,866		11/18/19	—	(6,523)
Euro	BOFA	Sell	3,358,713	3,811,669		11/20/19	136,873	—
Euro	JPHQ	Buy	565,000	631,397		11/20/19	—	(13,226)
Euro	JPHQ	Sell	565,000	641,572		11/20/19	23,400	—
Indian Rupee	JPHQ	Sell	16,418,000	227,987		11/20/19	—	(2,934)
Australian Dollar	JPHQ	Sell	3,675,250	264,188,364	JPY	11/21/19	—	(32,824)
Euro	GSCO	Sell	407,625	462,309		11/21/19	16,293	—
Euro	JPHQ	Buy	565,000	631,439		11/21/19	—	(13,228)
Euro	JPHQ	Sell	565,000	640,083		11/21/19	21,871	—
Euro	UBSW	Sell	2,688,465	3,046,945		11/21/19	105,281	—
Euro	HSBK	Sell	451,998	53,329,078	JPY	11/22/19	416	—
Euro	JPHQ	Buy	565,000	631,479		11/22/19	—	(13,227)
Euro	JPHQ	Sell	565,000	630,009		11/22/19	11,757	—
Japanese Yen	CITI	Buy	553,703,100	5,235,975		11/26/19	—	(95,161)
Japanese Yen	JPHQ	Buy	393,675,600	3,719,287		11/27/19	—	(64,024)
Australian Dollar	BOFA	Buy	1,753,000	1,194,722		11/29/19	—	(9,205)
Australian Dollar	BOFA	Sell	1,753,000	1,220,947		11/29/19	35,430	—
Euro	BZWS	Sell	636,854	720,091		11/29/19	22,894	—
Euro	DBAB	Sell	2,265,961	2,562,292		11/29/19	81,628	—
Euro	MSCO	Sell	907,070	1,025,914		11/29/19	32,898	—
Euro	SCNY	Sell	628,500	713,712		12/05/19	25,264	—
Japanese Yen	JPHQ	Buy	163,844,050	1,535,484		12/05/19	—	(13,030)
Japanese Yen	JPHQ	Sell	163,844,050	1,547,427		12/05/19	24,972	—
Japanese Yen	HSBK	Buy	503,232,890	4,718,142		12/06/19	—	(41,546)
Japanese Yen	HSBK	Sell	266,593,160	2,526,830		12/06/19	49,352	—
Japanese Yen	JPHQ	Buy	170,445,190	1,597,747		12/06/19	—	(13,782)
Japanese Yen	JPHQ	Sell	170,445,190	1,609,869		12/06/19	25,904	—
Australian Dollar	HSBK	Sell	12,340,000	925,877,800	JPY	12/12/19	261,381	—
Australian Dollar	JPHQ	Sell	5,590,000	418,993,419	JPY	12/12/19	114,427	—
Indian Rupee	HSBK	Sell	11,672,385	160,876		12/16/19	—	(2,735)
Indian Rupee	JPHQ	Sell	24,036,910	332,956		12/16/19	—	(3,969)
Euro	BOFA	Sell	1,679,357	1,914,467		12/18/19	72,626	—
Euro	DBAB	Sell	359,450	409,629		12/18/19	15,401	—
Euro	GSCO	Sell	1,220,012	1,389,350		12/18/19	51,297	—
Japanese Yen	HSBK	Buy	758,744,000	7,080,960		12/19/19	—	(19,901)
Japanese Yen	JPHQ	Buy	372,707,260	3,480,175		12/20/19	—	(11,292)
Japanese Yen	JPHQ	Sell	114,800,000	1,085,175		12/20/19	16,701	—
Australian Dollar	JPHQ	Sell	8,080,000	592,659,839	JPY	1/14/20	55,579	—
Australian Dollar	JPHQ	Buy	3,675,250	2,496,502		1/15/20	—	(7,810)
Australian Dollar	JPHQ	Sell	3,675,250	2,574,935		1/15/20	86,243	—
Indian Rupee	CITI	Sell	43,414,000	592,844		1/16/20	—	(13,183)
  |  7

Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBAB	Sell	673,503	766,998		1/23/20	$26,309	$ —
Australian Dollar	JPHQ	Sell	3,675,250	263,006,404	JPY	2/21/20	—	(32,491)
Euro	SCNY	Sell	413,000	463,531		2/24/20	8,354	—
Australian Dollar	CITI	Sell	4,909,036	350,953,094	JPY	2/25/20	—	(46,130)
Euro	HSBK	Sell	451,998	53,337,349	JPY	2/25/20	478	—
Japanese Yen	CITI	Buy	584,155,600	5,561,803		2/26/20	—	(100,012)
Japanese Yen	CITI	Buy	398,319,000	3,788,694		2/27/20	—	(64,227)
Japanese Yen	JPHQ	Buy	393,683,300	3,744,477		2/27/20	—	(63,357)
Euro	BZWS	Sell	1,273,708	1,431,323		2/28/20	27,163	—
Australian Dollar	CITI	Sell	1,753,000	125,545,537	JPY	3/06/20	—	(13,962)
Japanese Yen	HSBK	Buy	197,218,070	1,858,941		3/06/20	—	(13,962)
Japanese Yen	JPHQ	Buy	187,307,730	1,767,439		3/06/20	—	(15,170)
Australian Dollar	JPHQ	Sell	7,290,000	544,020,332	JPY	3/12/20	148,255	—
Australian Dollar	HSBK	Sell	3,130,000	232,717,065	JPY	3/13/20	55,681	—
Indian Rupee	JPHQ	Sell	6,591,090	90,258		3/16/20	—	(1,039)
Euro	GSCO	Sell	407,626	456,859		3/23/20	6,758	—
Japanese Yen	HSBK	Buy	1,099,961,580	10,352,232		3/23/20	—	(51,385)
Japanese Yen	JPHQ	Buy	744,613,260	7,002,284		3/23/20	—	(29,178)
Japanese Yen	JPHQ	Buy	193,258,450	1,834,666		3/24/20	—	(24,742)
Euro	HSBK	Sell	452,009	53,436,551	JPY	3/25/20	1,304	—
Euro	BZWS	Sell	636,854	705,631		3/31/20	2,043	—
Euro	SCNY	Sell	182,974	202,834		3/31/20	687	—
Australian Dollar	JPHQ	Sell	3,675,250	262,116,993	JPY	5/21/20	—	(32,220)
Euro	HSBK	Sell	451,998	53,371,114	JPY	5/22/20	574	—
Japanese Yen	HSBK	Buy	197,218,080	1,869,727		6/08/20	—	(14,242)
Japanese Yen	JPHQ	Buy	187,307,730	1,777,840		6/08/20	—	(15,594)
Australian Dollar	HSBK	Sell	3,200,000	237,259,200	JPY	6/12/20	58,871	—
Australian Dollar	JPHQ	Sell	8,720,000	646,787,841	JPY	6/12/20	162,836	—
Japanese Yen	JPHQ	Buy	372,707,250	3,524,355		6/22/20	—	(14,853)
Japanese Yen	BNDP	Buy	941,868,550	8,995,954		6/24/20	—	(126,018)
Australian Dollar	JPHQ	Sell	3,675,250	261,199,645	JPY	8/21/20	—	(31,871)
Australian Dollar	CITI	Sell	4,895,964	347,508,940	JPY	8/24/20	—	(46,288)
Euro	HSBK	Sell	451,998	53,411,296	JPY	8/24/20	725	—
Japanese Yen	HSBK	Buy	197,218,080	1,900,256		9/08/20	—	(34,739)
Total Forward Exchange Contracts							$3,461,267	$(1,305,642)
Net unrealized appreciation (depreciation)							$2,155,625

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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Templeton Emerging Markets Income Fund
Statement of Investments (unaudited)
At September 30, 2019, the Fund had the following interest rate swap contracts outstanding. See  Note 3.
Interest Rate Swap Contracts
Description	Payment Frequency	Maturity Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.310%	Semi-Annual	7/29/25	$53,095,000	$(2,385,971)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.432%	Semi-Annual	3/03/27	18,500,000	(1,192,249)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	6,230,000	(1,834,674)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	6,230,000	(1,866,994)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	6,230,000	(1,891,495)
Total Interest Rate Swap Contracts				$(9,171,383)
See Abbreviations on page 16.
  |  9

Templeton Emerging Markets Income Fund
Notes to Statement of Investments (unaudited)
1.   ORGANIZATION
Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).
2.  FINANCIAL INSTRUMENT VALUATION
The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.
Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.
Investments in open-end mutual funds are valued at the closing NAV.
Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.
The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.
When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.
3.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.
Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Funds attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.
At September 30, 2019, the Fund received $1,748,283 in U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.
  |  11

Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
3.  DERIVATIVE FINANCIAL INSTRUMENTS (continued)
The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.
The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.
The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.
The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.
4.  CONCENTRATION OF RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.
5.  RESTRICTED SECURITIES
At September 30, 2019, investments in restricted securities, excluding securities exempt from registration under the Securities Act of 1933 deemed to be liquid, were as follows:
Principal Amount/Shares		Issuer	Acquisition Date	Cost	Value
93,760,463		K2016470219 South Africa Ltd., A	5/10/11 - 2/01/17	$538,947	$61,913
161,018,517		K2016470219 South Africa Ltd., B	5/10/11 - 2/01/17	119,550	106,325
13,360,320		Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	13,360,320	13,525,603
12,500,000	[a]	Swala (PAEM) Ltd., senior note, 144A, 14.50% to 1/15/21, 16.00% to 7/15/21, 17.50% to 1/15/22, 19.00% to 7/15/22, 20.50% thereafter, 1/15/23	1/15/18	12,500,000	10,945,113
		Total Restricted Securities (Value is 5.2% of Net Assets)		$26,518,817	$24,638,954
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
[a]The Fund also invests in unrestricted securities of the issuer, valued at $98,885 as of September 30, 2019.
6.  INVESTMENTS IN AFFILIATED MANAGEMENT INVESTMENT COMPANIES
The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. During the period ended September 30, 2019, the Fund held investments in affiliated management investment companies as follows:
	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$67,920,235	$139,206,710	$(118,378,596)	$ —	$ —	$88,748,349	88,748,349	$1,291,065
7.  FAIR VALUE MEASUREMENTS
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:
•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
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Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
7.  FAIR VALUE MEASUREMENTS (continued)
A summary of inputs used as of September 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$—	$—	$—[c]	$—
South Africa	455,374	—	168,238	623,612
United Republic of Tanzania	—	—	98,885	98,885
Convertible Bonds	—	3,060,000	—	3,060,000
Foreign Government and Agency Securities	—	265,134,250	—	265,134,250
Quasi-Sovereign and Corporate Bonds:
Bermuda	—	347,982	—	347,982
Costa Rica	—	—	13,525,603	13,525,603
South Africa	—	—	158,696	158,696
United Republic of Tanzania	—	—	10,945,113	10,945,113
Options Purchased	—	41	—	41
Short Term Investments	138,726,172	25,572,642	—	164,298,814
Total Investments in Securities	$139,181,546	$294,114,915	$24,896,535	$458,192,996
Other Financial Instruments:
Forward Exchange Contracts	$—	$3,461,267	$—	$3,461,267
Liabilities:
Other Financial Instruments:
Options Written	$—	$—	$—	$—
Forward Exchange Contracts	—	1,305,642	—	1,305,642
Swap Contracts	—	9,171,383	—	9,171,383
Total Other Financial Instruments	$ —	$10,477,025	$ —	$10,477,025

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common stocks as well as other equity interests.
[c]Includes securities determined to have no value at September 30, 2019.
A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. The reconciliation of assets for the nine months ended September 30, 2019, is as follows:
	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[b]
Mexico	$ 4,123[c]	$—	$—	$—	$—	$—	$—	$(4,123)	$—[c]	$(4,123)
South Africa	177,321[c]	—	—[c]	—	—	—	(896,759)	887,676	168,238	(9,083)
United Republic of Tanzania	98,799	—	—	—	—	—	—	86	98,885	86
  |  14

Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Quasi-Sovereign and Corporate Bonds:
Costa Rica	$12,769,657	$—	$(226,080)	$—	$—	$—	$—	$982,026	$13,525,603	$968,435
South Africa	57,342	—	—	143,383	—	—	—	(42,029)	158,696	(42,029)
United Republic of Tanzania	12,759,173	—	—	—	—	—	—	(1,814,060)	10,945,113	(1,814,060)
Total Investments in Securities	$25,866,415	$ —	$(226,080)	$143,383	$ —	$—	$(896,759)	$9,576	$24,896,535	$(900,774)
aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.
bIncludes common stocks and other equity interests.
cIncludes securities determined to have no value.
  |  15

Templeton Emerging Markets Income Fund
Notes to Statements of Investments (unaudited)
7.  FAIR VALUE MEASUREMENTS (continued)
Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of September 30, 2019, are as follows:
Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate Bonds
Costa Rica	$13,525,603	Discounted cash flow model	Discount rate[b]	7.8%	Increase[c]
United Republic of Tanzania	10,945,113	Discounted cash flow model	Discount rate	21.0%	Decrease[d]
All Other Investments[e]	425,819[f]
Total	$24,896,535
aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.
cRepresents a significant impact to fair value and net assets.
dRepresents a significant impact to fair value but not net assets.
eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.
fIncludes securities determined to have no value at September 30, 2019.
8.  SUBSEQUENT EVENTS
The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.
ABBREVIATIONS
Counterparty
BNDP	BNP Paribas SA
BOFA	Bank of America Corp.
BZWS	Barclays Bank PLC
CITI	Citigroup, Inc.
DBAB	Deutsche Bank AG
GSCO	The Goldman Sachs Group, Inc.
HSBK	HSBC Bank PLC
JPHQ	JP Morgan Chase & Co.
MSCO	Morgan Stanley
SCNY	Standard Chartered Bank
UBSW	UBS AG
Currency
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
THB	Thai Baht
USD	United States Dollar
Selected Portfolio
ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
FRN	Floating Rate Note
LIBOR	London InterBank Offered Rate
PIK	Payment-In-Kind
VRI	Value Recovery Instruments

For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
  |  16